SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event reported):  August 24, 2002
                                                                ----------------



                          LASERLOCK TECHNOLOGIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-31927                 23-3023677
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


                   837 Lindy Lane, Bala Cynwyd, PA 19004
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code: (610) 909 - 1000
                                                                ---------------


Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.


     The Company's accountants, Larson, Allen, Weishair & Co., LLP, P.C. ('Larson') have resigned from their position as the Company's auditor as of August 23, 2002.


     Larson's report on the Company's financial statements for the period November 10, 1999 (date of inception) to December 31, 2000 and 2001 contained an unqualified opinion modified for uncertainty as to the Company's ability to continue as a going concern. Other than that, their report on the Company's financial statements since inception did not contain an adverse opinion, disclaimer of opinion, or any qualifications or modifications with regard to uncertainy, audit scope, or accounting principles.

     For the Company's two most recent fiscal years, and any subsequent interim period prior to their resignation, the Company did not have any disagreements with Larson with respect to accounting and auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.


     The  Company  has not yet hired new accountants.



Item 5.  Other events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year

         Not applicable

Exhibit 99.01

                       LARSON, ALLEN, WEISHAIR & CO. LLP
                         220 South Sixt St., Suite 1000
                           Minneapolis, MN 55402-4505
                         612/376-4500 Fax 612/376-4850
                              www.larsonallen.com


September 26, 2002

Securities and Exchange Commission
450 Fifth St., N.W.
Washnigton, D.C. 20549

RE: LaserLock Technologies, Inc.

We have read the statements that we understand LaserLock Technologies, Inc. will include under Item 4 of the Form 8-K/A report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Yours truly,

/s/ Larson Allen Weishair & Co. LLP
LARSON, ALLEN, WEISHAIR & CO. LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LASERLOCK TECHNOLOGIES, INC.
                                   ------------------------------
                                  (Registrant)


Date:  September 26, 2001          /s/  Norman Gardner
                                   --------------------
                                   Norman Gardner
                                   President  and  CEO